Exhibit 99.1

Riverbed Technology Reports Third Quarter 2008 Financial Results

•	Record revenue of $86.5 million increases 37% over prior year

•	More than 500 new customers added in the September quarter

•	Generated more than $26 million in operating cash flow

•	Cash and marketable securities total $281.5 million at September 30 and zero debt

SAN FRANCISCO, CA – October 23, 2008 – Riverbed Technology (NASDAQ: RVBD), the technology and market leader in wide-area data services (WDS), today reported financial results for its third fiscal quarter ended September 30, 2008 (Q3-08). Revenues for Q3-08 were $86.5 million. Revenues for Q3-08 increased 36.7% from $63.3 million reported in the third quarter of fiscal year 2007 (Q3-07) and increased 6.1% from $81.6 million reported in the second quarter of fiscal year 2008 (Q2-08).

Reporting on a GAAP basis, the net loss for Q3-08 was $12.4 million, or $0.17 loss per diluted share. Q3-08 GAAP results include a one-time $11.0 million charge for the settlement of the patent infringement lawsuit with Quantum Corporation. This compares to a GAAP net loss of $0.9 million in Q2-08, or $0.01 loss per diluted share, and GAAP net income of $2.8 million, or $0.04 per diluted share, in Q3-07.

Non-GAAP net income for Q3-08 was $11.0 million, or $0.15 per share, as compared to non-GAAP net income for Q2-08 of $9.9 million, or $0.13 per share, and non-GAAP net income for Q3-07 of $12.4 million, or $0.17 per share. Q3-08 Non-GAAP net income excludes stock-based compensation, stock-based payroll expenses, and related income tax effects, and a one-time $11.0 million charge for the legal settlement with Quantum. Q2-08 and Q3-07 non-GAAP net income excludes stock-based compensation, stock-based payroll expenses, and related income tax effects. A reconciliation between GAAP and non-GAAP information is contained in the tables below.

“We are very pleased with the results we delivered for our third quarter,” stated Jerry M. Kennelly, chairman, president and chief executive officer of Riverbed®. “Despite weakness in the global economy, we generated record revenues. Our outperformance in the third quarter was driven by strength in the government vertical, continued deployment within our customer base, and new customer purchases. The cost to deploy Riverbed Steelhead® products is fairly low, while the business value they deliver in terms of improved application performance, IT efficiency, and worker productivity is substantial. We believe this return on investment makes WAN optimization a high priority even in a tighter spending environment.”

Q3-08 Financial Highlights

•	Record revenue of $86.5 million, up 6% sequentially and 37% year-over-year

•	Cumulative customer count now exceeds 5,000 after adding more than 500 new customers

•	Accounts receivable days sales outstanding improved to 45 days as of September 30, 2008, from 50 days as of June 30, 2008

•	Cash flow from operations increased to $26.5 million compared to $9.8 million in Q2-08 and $14.5 million in Q3-07

•	Cash, cash equivalents, and marketable securities increased 5% sequentially and 22% year-over-year to $281.5 million after the repurchase of $12.5 million of Riverbed stock in Q3-08

Q3-08 Business Highlights

•

Announced an OEM agreement to embed VMware software as the virtualization platform for the Riverbed Services Platform. With the VMware platform inside Steelhead appliances, enterprises can further consolidate their IT infrastructure and improve manageability by running up to five remote office virtual edge services, without the need for separate dedicated servers.

•

Accepted into the Microsoft Protocol Optimization Licensing Program, enabling the company to build further on its expertise and success accelerating and optimizing Microsoft Windows-based applications over the wide-area network.

•	Continued to strengthen its service provider channel, announcing partnerships with Digital Hands and Pacnet for managed services.

•	The company outlined its technology vision at its Analyst Meeting in September, including the vision for the Atlas appliance.

Conference Call

Riverbed will host a conference call today, October 23, 2008, at 2:45 p.m. PT (5:45 p.m. ET) to discuss its third quarter results. The call will be broadcast live over the Internet at www.riverbed.com/investors. A replay of the conference call will also be available via webcast at www.riverbed.com/investors for 12 months.

Steelhead Products

Riverbed WDS solutions enable organizations of all sizes to overcome a host of severe problems, including poor application performance and insufficient bandwidth at remote sites. By speeding the performance of applications between data centers, remote offices and mobile workers by five to 50 times and in some cases up to 100 times, the Riverbed award-winning Steelhead WDS products enable companies to consolidate IT, improve backup and replication processes to ensure data integrity, and improve staff productivity and collaboration. Steelhead products have been deployed in organizations ranging from the world’s largest corporations with offices around the globe to small companies with a couple of sites that are just miles apart. To learn more, view Riverbed’s demo: www.riverbed.com/pr/jack.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to the expected demand for Riverbed’s products and services, and statements relating to Riverbed’s ability to meet the needs of distributed organizations. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Form 10-Q filed with the SEC on July 29, 2008. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

About Riverbed

Riverbed Technology is the technology and market leader in wide-area data services (WDS) solutions for companies worldwide. By enabling application performance over the wide area network (WAN) that is orders of magnitude faster than what users experience today, Riverbed is changing the way people work, and enabling a distributed workforce that can collaborate as if they were local. Additional information about Riverbed (Nasdaq: RVBD) is available at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, and the Riverbed logo are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

MEDIA CONTACT

Kristalle Ward

Riverbed Technology

415-247-8140

kristalle.ward@riverbed.com

INVESTOR RELATIONS CONTACT

Renee Lyall

Riverbed Technology

415-247-6353

Renee.Lyall@riverbed.com

###

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenue:
Product	$65,238	$52,508	$185,574	$133,335
Support and services	21,309	10,802	55,547	26,761

Total revenue	86,547	63,310	241,121	160,096
Cost of revenue:
Cost of product	16,653	14,029	45,153	37,053
Cost of support and services	7,174	4,111	20,151	9,999

Total cost of revenue	23,827	18,140	65,304	47,052

Gross profit	62,720	45,170	175,817	113,044
Operating expenses:
Sales and marketing	34,855	25,139	100,992	63,035
Research and development	14,582	10,890	43,278	27,384
General and administrative	10,419	7,177	29,925	16,814
Other charges	11,000	—	11,000	—

Total operating expenses	70,856	43,206	185,195	107,233

Operating income (loss)	(8,136)	1,964	(9,378)	5,811
Other income, net	1,287	2,754	5,059	7,028

Income (loss) before provision for income taxes	(6,849)	4,718	(4,319)	12,839
Provision for income taxes	5,574	1,950	8,335	2,868

Net income (loss)	$(12,423)	$2,768	$(12,654)	$9,971

Net income (loss) per share, basic	$(0.17)	$0.04	$(0.18)	$0.15
Net income (loss) per share, diluted	$(0.17)	$0.04	$(0.18)	$0.14
Shares used in computing basic net income (loss) per share	71,005	69,069	70,915	67,397
Shares used in computing diluted net income (loss) per share	71,005	74,360	70,915	72,934
Stock-based compensation expense included in above:
Cost of product	$54	$27	$131	$68
Cost of support and services	1,125	806	3,470	1,798
Sales and marketing	5,921	4,455	17,869	10,741
Research and development	3,419	2,511	9,879	5,958
General and administrative	2,512	1,564	6,808	3,614

Total stock-based compensation expense	$13,031	$9,363	$38,157	$22,179

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended September 30,			Three months ended September 30,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$65,238	75%		$52,508	83%		24%
Support and services	21,309	25%		10,802	17%		97%

Total revenue	86,547	100%		63,310	100%		37%
Cost of revenue:
Cost of product	16,598	25	%(a)	14,002	27	%(a)	19%
Cost of support and services	6,049	28	%(a)	3,304	31	%(a)	83%

Total cost of revenue	22,647	26%		17,306	27%		31%

Gross profit	63,900	74%		46,004	73%		39%
Operating expenses:
Sales and marketing	28,924	33%		20,518	32%		41%
Research and development	11,151	13%		8,280	13%		35%
General and administrative	7,885	9%		5,569	9%		42%
Other charges	—			—

Total operating expenses	47,960	55%		34,367	54%		40%

Operating income	15,940	18%		11,637	18%		37%
Other income, net	1,287	1%		2,754	4%		-53%

Income before provision for income taxes	17,227	20%		14,391	23%		20%
Provision for income taxes	6,236	7%		1,950	3%		220%

Net income	$10,991	13%		$12,441	20%		-12%

Net income per share, basic	$0.15			$0.18
Net income per share, diluted	$0.15			$0.17
Shares used in computing basic net income per share	71,005			69,069
Shares used in computing diluted net income per share	74,472			75,002

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Nine months ended September 30,			Nine months ended September 30,			% change
	2008	% of Revenues		2007	% of Revenues
Revenue:
Product	$185,574	77%		$133,335	83%		39%
Support and services	55,547	23%		26,761	17%		108%

Total revenue	241,121	100%		160,096	100%		51%
Cost of revenue:
Cost of product	45,020	24	%(a)	36,985	28	%(a)	22%
Cost of support and services	16,677	30	%(a)	8,199	31	%(a)	103%

Total cost of revenue	61,697	26%		45,184	28%		37%

Gross profit	179,424	74%		114,912	72%		56%
Operating expenses:
Sales and marketing	83,080	34%		51,983	32%		60%
Research and development	33,328	14%		21,240	13%		57%
General and administrative	23,087	10%		13,103	8%		76%
Other charges	—			—

Total operating expenses	139,495	58%		86,326	53%		62%

Operating income	39,929	17%		28,586	18%		40%
Other income, net	5,059	2%		7,028	4%		-28%

Income before provision for income taxes	44,988	19%		35,614	22%		26%
Provision for income taxes	16,173	7%		2,868	2%		464%

Net income	$28,815	12%		$32,746	20%		-12%

Net income per share, basic	$0.41			$0.49
Net income per share, diluted	$0.39			$0.45
Shares used in computing basic net income per share	70,915			67,397
Shares used in computing diluted net income per share	74,503			73,440

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

Non-GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

Unaudited

	Three months ended September 30,			Three months ended June 30,			% change
	2008	% of Revenues		2008	% of Revenues
Revenue:
Product	$65,238	75%		$62,607	77%		4%
Support and services	21,309	25%		18,985	23%		12%

Total revenue	86,547	100%		81,592	100%		6%
Cost of revenue:
Cost of product	16,598	25	%(a)	14,521	23	%(a)	14%
Cost of support and services	6,049	28	%(a)	5,649	30	%(a)	7%

Total cost of revenue	22,647	26%		20,170	25%		12%

Gross profit	63,900	74%		61,422	75%		4%
Operating expenses:
Sales and marketing	28,924	33%		28,354	35%		2%
Research and development	11,151	13%		11,512	14%		-3%
General and administrative	7,885	9%		7,684	9%		3%
Other charges	—			—

Total operating expenses	47,960	55%		47,550	58%		1%

Operating income	15,940	18%		13,872	17%		15%
Other income, net	1,287	1%		1,472	2%		-13%

Income before provision for income taxes	17,227	20%		15,344	19%		12%
Provision for income taxes	6,236	7%		5,417	7%		15%

Net income	$10,991	13%		$9,927	12%		11%

Net income per share, basic	$0.15			$0.14
Net income per share, diluted	$0.15			$0.13
Shares used in computing basic net income per share	71,005			71,143
Shares used in computing diluted net income per share	74,472			74,610

(a)	Cost of product and cost of support and services are reflected as percent of product and support and services revenues, respectively.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended September 30, 2008				Nine months ended September 30, 2008
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$86,547	$—		$86,547	$241,121	$—		$241,121
Total cost of revenue	23,827	(1,180	)(a)	22,647	65,304	(3,607	)(a)	61,697

Gross profit	$62,720	$1,180		$63,900	$175,817	$3,607		$179,424

Reconciliation of operating expenses:
Sales and marketing	$34,855	$(5,931	)(a)	$28,924	$100,992	$(17,912	)(a)	$83,080
Research and development	14,582	(3,431	)(a)	11,151	43,278	(9,950	)(a)	33,328
General and administrative	10,419	(2,534	)(a)	7,885	29,925	(6,838	)(a)	23,087
Other charges	11,000	(11,000	)(d)	—	11,000	(11,000	)(d)	—

Total operating expenses	$70,856	$(22,896)		$47,960	$185,195	$(45,700)		$139,495

Reconciliation of operating income (loss), net income (loss) and net income (loss) per share:
Operating income (loss)	$(8,136)	$24,076	(a)	$15,940	$(9,378)	$49,307	(a)	$39,929
Income (loss) before provision for income taxes	$(6,849)	$24,076	(a)	$17,227	$(4,319)	$49,307	(a)	$44,988
Income tax provision	$5,574	$662	(b)	$6,236	$8,335	$7,838	(b)	$16,173
Net income (loss)	$(12,423)	$23,414		$10,991	$(12,654)	$41,469		$28,815
Net income (loss) per share, basic	$(0.17)			$0.15	$(0.18)			$0.41
Net income (loss) per share, diluted	$(0.17)			$0.15	$(0.18)			$0.39
Shares used in computing basic net income (loss) per share	71,005			71,005	70,915			70,915
Shares used in computing diluted net income (loss) per share	71,005	3,467	(c)	74,472	70,915	3,588	(c)	74,503

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Riverbed uses non-GAAP measures of operating results, net income (loss) and net income (loss) per share, which are adjusted to exclude stock-based compensation expense and payroll tax expense related to stock option exercises, other one time charges, exclude our tax valuation allowance and certain other extraordinary items from the tax rate, and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Riverbed’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss) or basic and diluted net income (loss) per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

GAAP to Non-GAAP Reconciliations:

(a) Stock-based compensation expense and payroll tax on stock option exercises

	Three months ended September 30, 2008			Nine months ended September 30, 2008
	Stock-based compensation expense	Payroll tax on stock option exercises	Total	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$1,179	$1	$1,180	$3,601	$6	$3,607
Sales and marketing	5,921	10	5,931	17,869	43	17,912
Research and development	3,419	12	3,431	9,879	71	9,950
General and administrative	2,512	22	2,534	6,808	30	6,838

	$13,031	$45	$13,076	$38,157	$150	$38,307

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b) Income tax provision

	Three months ended September 30, 2008	Nine months ended September 30, 2008
GAAP provision for income taxes	$5,574	$8,335
Effects of exclusion of stock-based compensation and valuation allowance	662	7,838

Non-GAAP provision for income taxes	$6,236	$16,173

The non-GAAP tax rate excludes the effect of stock-based compensation expense as well as discrete tax benefits on stock option exercises. Additionally, the non-GAAP tax rate does not assume a full valuation allowance on our deferred tax assets.

(c) Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

(d) Excluded amount represents litigation settlement.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended September 30, 2007				Nine months ended September 30, 2007
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$63,310	$—		$63,310	$160,096	$—		$160,096
Total cost of revenue	18,140	(834	)(a)	17,306	47,052	(1,868	)(a)	45,184

Gross profit	$45,170	$834		$46,004	$113,044	$1,868		$114,912

Reconciliation of operating expenses:
Sales and marketing	$25,139	$(4,621	)(a)	$20,518	$63,035	$(11,052	)(a)	$51,983
Research and development	10,890	(2,610	)(a)	8,280	27,384	(6,144	)(a)	21,240
General and administrative	7,177	(1,608	)(a)	5,569	16,814	(3,711	)(a)	13,103

Total operating expenses	$43,206	$(8,839)		$34,367	$107,233	$(20,907)		$86,326

Reconciliation of operating income, net income and net income per share:
Operating income	$1,964	$9,673	(a)	$11,637	$5,811	$22,775	(a)	$28,586
Net income	$2,768	$9,673		$12,441	$9,971	$22,775		$32,746
Net income per share, basic	$0.04			$0.18	$0.15			$0.49
Net income per share, diluted	$0.04			$0.17	$0.14			$0.45
Shares used in computing basic net income per share	69,069			69,069	67,397			67,397
Shares used in computing diluted net income per share	74,360	642	(b)	75,002	72,934	506	(b)	73,440

GAAP to Non-GAAP Reconciliations:

(a) Stock-based compensation expense and payroll tax on stock option exercises

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Stock-based compensation expense	Payroll tax on stock option exercises	Total	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$833	$1	$834	$1,866	$2	$1,868
Sales and marketing	4,455	166	4,621	10,741	311	11,052
Research and development	2,511	99	2,610	5,958	186	6,144
General and administrative	1,564	44	1,608	3,614	97	3,711

	$9,363	$310	$9,673	$22,179	$596	$22,775

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b) Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended June 30, 2008
	GAAP	Adjustments		Non-GAAP
Reconciliation of gross profit:
Total revenue	$81,592	$—		$81,592
Total cost of revenue	21,531	(1,361	)(a)	$20,170

Gross profit	$60,061	$1,361		$61,422

Reconciliation of operating expenses:
Sales and marketing	$34,930	$(6,576	)(a)	$28,354
Research and development	15,088	(3,576	)(a)	$11,512
General and administrative	10,133	(2,449	)(a)	$7,684

Total operating expenses	$60,151	$(12,601)		$47,550

Reconciliation of operating income, net income and net income per share:
Operating income (loss)	$(90)	$13,962	(a)	$13,872
Income before provision for income taxes	$1,382	$13,962	(a)	$15,344
Income tax provision	$2,251	$3,166	(b)	$5,417
Net income	$(869)	$10,796		$9,927
Net income per share, basic	$(0.01)			$0.14
Net income per share, diluted	$(0.01)			$0.13
Shares used in computing basic net income per share	71,143			71,143
Shares used in computing diluted net income per share	71,143	3,467	(c)	74,610

GAAP to Non-GAAP Reconciliations:

(a) Stock-based compensation expense and payroll tax on stock option exercises

	Stock-based compensation expense	Payroll tax on stock option exercises	Total
Cost of revenue	$1,356	$5	$1,361
Sales and marketing	6,559	17	6,576
Research and development	3,559	17	3,576
General and administrative	2,444	5	2,449

	$13,918	$44	$13,962

Excluded amount represents stock-based compensation expense. Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005, and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

(b) Income tax provision

GAAP provision for income taxes	$2,251
Effects of exclusion of stock-based compensation and valuation allowance	3,166

Non-GAAP provision for income taxes	$5,417

The non-GAAP tax rate excludes the effect of stock-based compensation expense as well as discrete tax benefits on stock option exercises. Additionally, the non-GAAP tax rate does not assume a full valuation allowance on our deferred tax assets.

(c) Non-GAAP diluted earnings per share and non-GAAP diluted weighted average shares outstanding were calculated excluding the effects of expensing stock options under SFAS 123(R).

Riverbed Technology, Inc.

Supplemental Financial Information

In thousands

Unaudited

Revenue by Geography

	Q3-07	Q4-07	Q1-08	Q2-08	Q3-08
Customers within the United States	$38,736	$46,973	$40,502	$47,596	$54,289
Customers within Europe, Middle East and Africa	12,661	15,670	19,623	19,270	20,476
Customers within the rest of the world	11,913	13,667	12,857	14,726	11,782

Total revenue	$63,310	$76,310	$72,982	$81,592	$86,547

As a percentage of total revenues:
Customers within the United States	61%	62%	55%	58%	63%
Customers within Europe, Middle East and Africa	20%	21%	27%	24%	24%
Customers within the rest of the world	19%	17%	18%	18%	13%

Total revenue	100%	100%	100%	100%	100%

Revenue by Sales Channel
	Q3-07	Q4-07	Q1-08	Q2-08	Q3-08
Direct	$7,516	$9,251	$8,063	$7,290	$5,649
Indirect	55,794	67,059	64,919	74,302	80,898

Total revenue	$63,310	$76,310	$72,982	$81,592	$86,547

As a percentage of total revenues:
Direct	12%	12%	11%	9%	7%
Indirect	88%	88%	89%	91%	93%

Total revenue	100%	100%	100%	100%	100%

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

	September 30, 2008	December 31, 2007
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$117,324	$162,979
Marketable securities	164,180	83,103
Trade receivables, net	43,245	50,072
Other receivables	1,022	1,273
Inventory	13,796	9,413
Prepaid expenses and other current assets	10,396	5,136

Total current assets	349,963	311,976

Fixed assets, net	21,614	18,826
Other assets	9,146	6,800

Total assets	$380,723	$337,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,539	$20,325
Accrued compensation and related benefits	13,029	14,290
Other accrued liabilities	27,469	9,381
Deferred revenue	40,451	26,845

Total current liabilities	99,488	70,841

Deferred revenue non-current	9,836	6,634
Other long-term liabilities	302	409

Total long-term liabilities	10,138	7,043

Stockholders’ equity:
Common stock and additional paid-in-capital	318,067	295,487
Deferred stock-based compensation	(1,469)	(3,287)
Accumulated deficit	(45,189)	(32,535)
Accumulated other comprehensive loss	(312)	53

Total stockholders’ equity	271,097	259,718

Total liabilities and stockholders’ equity	$380,723	$337,602

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

Unaudited

	Nine months ended September 30,
	2008	2007
Operating activities:
Net income (loss)	$(12,654)	$9,971
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,338	3,418
Stock-based compensation	38,157	22,179
Provision for inventory	4,797	935
Excess tax benefit from employee stock plans	(1,427)	—
Changes in operating assets and liabilities:
Trade receivables	5,521	(19,645)
Inventory	(12,517)	(5,394)
Prepaid expenses and other assets	(5,065)	(174)
Accounts payable and other current liabilities	16,102	12,139
Income taxes payable	4,762	2,645
Deferred revenue	17,385	9,051

Net cash provided by operating activities	62,399	35,125
Investing activities:
Capital expenditures	(10,761)	(5,707)
Purchase of available for sale securities	(121,077)	(69,132)
Proceeds from sales and maturities of available for sale securities	39,803	10,980
Increase in other assets	(1,404)	(2,100)

Net cash used in investing activities	(93,439)	(65,959)
Financing activities:
Proceeds from public offering, net of expenses	—	87,681
Proceeds from issuance of common stock under employee stock plans, net of repurchases	9,119	7,094
Payments for repurchases of common stock	(24,992)	—
Excess tax benefit from employee stock plans	1,427	—

Net cash provided by (used in) financing activities	(14,446)	94,775
Effect of exchange rate changes on cash and cash equivalents	(169)	74

Net increase (decrease) in cash and cash equivalents	(45,655)	64,015
Cash and cash equivalents at beginning of period	162,979	105,330

Cash and cash equivalents at end of period	$117,324	$169,345